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                                                                    EXHIBIT 10.6


                            STOCK PURCHASE AGREEMENT
                            ------------------------


     This Stock Purchase Agreement ("Agreement") is made as of October 1, 2000 by and among Susan H. Coker ("Susan") and Peter L. Coker, Sr. ("Peter," and collectively with Susan, the "Purchasers"), individuals having an address at 12804 Morehead, Chapel Hill, North Carolina 27514-8443, and Wolfpack Corporation, a Delaware corporation, with a place of business at The Europa Center, 100 Europa Drive, Suite 455, Chapel Hill, North Carolina 27514 ("Wolfpack").

     WHEREAS, Wolfpack owns all of the issued and outstanding shares "Shares") of capital stock of Dina Porter, Inc., a North Carolina corporation, ("Dina Porter") and AAM Investment Council, Inc., a Pennsylvania corporation ("AAM", and collectively with Dina Porter, the "Companies"); and

     WHEREAS, Susan is the Secretary and a director of Wolfpack, the President and a director of Dina Porter and the Secretary, Treasurer and sole director of AAM; and

     WHEREAS, Peter is the President and a director of Wolfpack, a director of Dina Porter and the President of AAM; and

     WHEREAS, Wolfpack desires to sell, and the Purchasers desire to purchase, the Shares.

     NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Sale of Shares. Subject to the terms and conditions set forth in this
        --------------
Agreement, Wolfpack hereby sells to the Purchasers and the Purchasers hereby purchase from Wolfpack all of the Shares. As consideration for the Shares, the Purchasers hereby agree to assume all of the guarantees by Wolfpack for obligations of the Companies and to return to Wolfpack for cancellation five thousand (5,000) shares of Wolfpack's common stock, par value $0.001 per share (the "Wolfpack Shares") held by the Purchasers as tenants in the entirety.

     2. Closing. The closing of the purchase and sale of the Shares under this
        -------
Agreement shall take place at the offices of Kaplan Gottbetter & Levenson, LLP, 630 Third Avenue, New York, New York 10017 simultaneously with the execution hereof (the "Closing" or "Closing Date"). At the Closing (a) Wolfpack shall transfer to the Purchasers good and marketable title to the Shares, free and clear of any and all liens, claims, encumbrances and adverse interests of any kind, by delivering to the Purchaser the certificates for the Shares in negotiable form, duly endorsed in blank, or with stock transfer powers attached thereto and (b) the Purchasers shall deliver to Wolfpack the stock certificate for the Wolfpack Shares in negotiable form, duly endorsed in blank, or with stock transfer powers attached thereto. At the Closing Wolfpack shall make available the written resignations of all of the directors of the Companies effective as of the Closing and shall cause to be made available the books and records of the Companies to the Purchasers. At any time and from
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time to time after the Closing, the parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement.

     3. Representations and Warranties of Wolfpack. Wolfpack represents and
        ------------------------------------------
warrants to the Purchasers, which representations and warranties shall survive the Closing for a period of one year from the Closing Date, that:

        (a) Organization, Standing, etc. of the Companies and Wolfpack. Each of
            ---------------------------
the Companies and Wolfpack are corporations duly organized, validly existing and in good standing under the laws of their respective states of incorporation, and each has full corporate power and authority to conduct its business as presently conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement.

        (b) Capitalization. Wolfpack owns all of the issued and outstanding
            --------------
capital stock of the Companies. No shares of capital stock have been reserved for issuance to any person, and there are no outstanding rights, warrants, options or agreements for the purchase of capital stock from the Companies except for this Agreement. No person is entitled to any preemptive or similar right with respect to the issuance of any capital stock of the Companies.

        (c) Authority for Agreement. The execution, delivery, and performance of
            -----------------------
this Agreement by Wolfpack have duly authorized by all necessary corporate action, and this Agreement constitutes a valid and binding obligation of Wolfpack enforceable against it in accordance with its terms. The execution and carrying out of the transactions contemplated by this Agreement and compliance with its provisions by Wolfpack will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, its Certificate of Incorporation or By-Laws or, in any material respect, any indenture, lease, loan agreement, agreement, or other instrument to which Wolfpack is a party or by which it or its properties are bound, or any decree, judgment, order, statute, rule or regulation applicable to Wolfpack.

     4. Representations and Warranties of the Purchasers. The Purchasers
        ------------------------------------------------
represent and warrant to Wolfpack, which representations and warranties shall survive the Closing:

        (a) Title to Wolfpack Shares. The Purchasers are the record and
            ------------------------
beneficial owners of the Wolfpack Shares as tenants in the entirety and have sole management power over the disposition of the Wolfpack Shares. The Wolfpack Shares are free and clear of any liens, claims, encumbrances, and charges. The Wolfpack Shares have not been sold, conveyed, encumbered, hypothecated or otherwise transferred by the Purchasers except pursuant to this Agreement.

        (b) Legal Right of the Purchasers. The Purchasers have the legal right
            -----------------------------

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to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out their obligations hereunder.

        (c) Binding Obligation. This Agreement constitutes a valid and binding
            ------------------
obligation of the Purchasers enforceable against them in accordance with its terms. The execution and carrying out of the transactions contemplated by this Agreement and compliance with its provisions by the Purchasers will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default in any material respect under any indenture, lease, loan agreement, agreement or other instrument to which either Purchaser is a party or by which they or any of their properties are bound, or any decree, judgment, order, statute, rule or regulation applicable to the Purchasers.

        (d) Investment Representations. The Purchasers represent and warrant
            --------------------------
that they are acquiring the Shares for their own account, for investment and not with a view to, or for sale in connection with, any distribution of such Shares or any part thereof.

        (e) Investment Experience; Access to Information. Each of the Purchasers
            --------------------------------------------
is an "accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Purchasers represent and warrant that they are investors experienced in the evaluation of businesses similar to the Companies, are able to fend for themselves in the transactions contemplated by this Agreement, have such knowledge and experience in financial business matters as to be capable of evaluating the merits and risks of this investment, have had access to such information as is specified in Rule 502 promulgated under the Securities Act.

        (e) Restrictions on Transfer. The Purchasers agree that they will not,
            ------------------------
and are not permitted to, offer, sell, pledge, hypothecate, or otherwise dispose of the Shares unless such offer, sale, pledge, hypothecation or other disposition is (i) registered under the Securities Act, or (ii) such offer, sale, pledge, hypothecation or other disposition thereof does not violate the Securities Act, and the certificates representing the Shares shall bear a legend stating in substance:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND SUCH LAWS, OR SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS OTHERWISE EXEMPT FROM REGISTRATION UNDER SAID ACT AND SUCH LAWS.

        5. Indemnification.
           ---------------

        (a) Indemnification. Wolfpack hereby agrees to indemnify and hold
            ---------------
harmless the Purchasers, and the Purchasers hereby agree to indemnify and hold harmless Wolfpack,



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from and against all losses, liabilities, costs, damages, obligation suits, proceeding demands, judgment claims and expenses, including reasonable attorneys' fees, ("Damages") incurred by the indemnified party resulting from, arising out of, or connected with any damage or deficiency resulting from the material breach of any representation or warranty in this Agreement or any instrument furnished to the indemnified party hereunder, any material misrepresentation or omission, material breach of warranty, material nonfulfillment of any agreement or covenant on the part of the indemnifying party under this Agreement or from any misrepresentation in or omission from any certificate, document or other instrument furnished to the indemnified party hereunder.

        (b) Notice; Control of Defense; Payments. If any event shall occur which
            ------------------------------------
may result in indemnification hereunder, the indemnified party or parties agree to give the indemnifying party or parties prompt written notice thereof. If such event involves a claim by a third party, the indemnifying party or parties shall have the right at its or her sole expense to control and assume the defense of the matter giving rise to such indemnification with counsel reasonably satisfactory to the indemnified party or parties and to compromise or settle any such matter, provided that such compromise or settlement entirely and unconditionally releases the indemnified party or parties from all liability with respect thereto. If the indemnifying party or parties shall assume the defense of the indemnified party or parties, the indemnified party or parties shall have the right to participate in such defense but only at its or her own expense and the indemnifying party or parties shall not be obligated to pay the fees of counsel to the indemnified party or parties incurred after such assumption. If the indemnifying party or parties do not assume the defense of such matter within a reasonable time after notice thereof, the indemnified party or parties may defend, settle and/or compromise such matter for the account and the expense of the indemnifying party or parties.

     6. Other Agreements.
        ----------------

        (a) Further Assurances. The parties shall execute such further
            ------------------
documents, and perform such further acts, as may be necessary to effect the transactions contemplated hereby, on the terms herein contained and otherwise to comply with the terms of this Agreement; provided, that, except as contemplated by this Agreement, no party shall be required to waive any right or incur any obligation in connection therewith.

        (b) Cooperation on Tax Matters. Each party shall cooperate fully, as and
            --------------------------
to the extent reasonably requested by the other party, in connection with the filing of tax returns and any audit, litigation or other proceeding with respect to taxes.

        (c) Litigation Support. In the event and for so long as any party
            ------------------
actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with
(i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Companies, each of the other parties will cooperate with it and its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their

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books and records as shall be necessary in connection with the contest or defense.

        7. Miscellaneous.
           -------------

           (a) Expenses. Wolfpack shall bear the costs, including attorneys
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fees, involved in the negotiating of this Agreement and consummation of the transactions contemplated hereby.

           (b) Survival of Agreements. All agreements, covenants,
               ----------------------
representations and warranties contained herein or made in writing in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement.

           (c) Notices. All notices, requests, consents and other communications
               -------
herein shall be in writing and shall be mailed by first class or certified mail, postage prepaid, or personally delivered to the party at such address as indicated on the first page hereof or such other addresses as each of the parties hereto may provide from time to time to the other parties by written notice in accordance with the terms of this Section 7(c). For purposes of computing the time periods set forth in this Agreement, the date of mailing shall be deemed to be the delivery date.

           (d) Modifications; Waiver. Neither this Agreement nor any provision
               ---------------------
hereof may be changed, waived, discharged or terminated orally or in writing, except that any provision of this Agreement may be amended and the observance of any such provision may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of the parties hereto.

           (e) Entire Agreement. This Agreement contains the entire agreement
               ----------------
between the parties with respect to the transactions contemplated hereby, and supersede all negotiations, agreements, representations, warranties and commitments, whether in writing or oral, prior to the date hereof.

           (f) Successors and Assigns. All of the terms of this Agreement shall
               ----------------------
be binding upon and inure to the benefit of and be enforceable by the respective successor and assigns of the parties hereto.

           (g) Remedies Cumulative: Waiver. No remedy referred to herein is
               ---------------------------
intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available at law or in equity. No express or implied waiver of any default shall be a waiver of any future or subsequent default. The failure or delay in exercising any rights granted a party hereunder shall not constitute a waiver of any such right and any single or partial exercise of any particular right shall not exhaust the same or constitute a waiver of any other right provided herein.

           (h) Execution and Counterparts. This Agreement may be executed in any
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number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

           (i) Governing Law and Severability. This Agreement shall be governed
               ------------------------------
by the laws of the State of New York as applied to agreements entered into and to be performed entirely within New York. If any provision of this Agreement or any application thereof is held to be unenforceable, the remainder of the Agreement and any application of such provision shall not be affected thereby and to the extent permitted by law, there shall be substituted for the provisions held unenforceable, provisions which shall, as nearly as possible, have the same economic effect as the provisions held unenforceable.

           (j) Headings. The descriptive headings of the Sections hereof are
               --------
inserted for convenience only and do not constitute a part of this Agreement.

                         [Signatures on following page]

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           IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto as of the day and year first written above.

                                                    WOLFPACK CORPORATION



                                                    By: /s/ Peter L. Coker, Sr.
                                                       -------------------------
                                                             Peter L. Coker, Sr.
                                                             President



                                                    PURCHASERS:


                                                        /s/ Susan H. Coker
                                                    ----------------------------
                                                             Susan H. Coker


                                                        /s/ Peter L. Coker, Sr.
                                                    ----------------------------
                                                             Peter L. Coker, Sr.

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